SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 5, 2003

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Illinois	1-15659	74-2928353
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

1000 Louisiana, Suite 5800

Houston, Texas 77002

(Address of principal executive offices including Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Item 5.    Other Events.

On December 5, 2003, Dynegy Inc. (“Dynegy”) issued a press release announcing that it is engaged in exclusive discussions with Ameren Corp. related to a possible sale of Illinois Power Company, Dynegy’s regulated energy delivery business. A copy of Dynegy’s December 5th press release is attached hereto as exhibit 99.1 and is incorporated herein by this reference.

As previously disclosed in its third quarter 2003 Form 10-Q, Dynegy expects to record a charge in the fourth quarter related to an impairment of goodwill associated with Illinois Power. In light of its exclusive discussions with Ameren, Dynegy is continuing to evaluate the fair value of Illinois Power.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements: Not applicable

(b)	Pro Forma Financial Information: Not applicable

(c)	Exhibits:

Exhibit No.	Document

99.1	Press release dated December 5, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC. (Registrant)

Dated: December 8, 2003	By:	/s/ J. KEVIN BLODGETT

	Name: Title:	J. Kevin Blodgett Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Document

99.1	Press release dated December 5, 2003.